UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 31, 2010
Date of Report (Date of earliest event reported)

URANIUM INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52660	20-1769847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10475 Park Meadows Drive, Suite 600 Lone Tree, Colorado	80124
(Address of principal executive offices)	(Zip Code)

(720) 279-2377
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5.     CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on March 31, 2010, the Board of Directors (the "Board") of Uranium International Corp., a Nevada corporation (the "Company"), authorized the appointment of Devinder Randhawa as the interim President/Chief Executive Officer of the Company. The Company previously reported in Current Report on Form 8-K filed with the Securities and Exchange Commission on January 29, 2010 the resignation of its President/Chief Executive Officer, Marek Krezcmer effective January 28, 2010.

Devinder Randhawa..Mr. Randhawa is the founding chief executive officer and chairman of the board of directors of Fission Energy Corp. Fission Energy Corp. is involved in the exploration and development of uranium primarily in Canada and Peru. Mr. Randhawa founded Strathmore Minerals Corp. in 1996 and served as its chairman and chief executive officer until January 2008. Strathmore Minerals Corp. is an uranium exploration company publically listed on the TSX venture exchange in Canada,  with assets in the US,  Canada and Peru.  Mr  Randhawa  was also the  founder  of Royal  County Minerals Corp.  and served as president and chief executive officer and director from May 1998 to July 2003. Royal County Minerals Corp. was a publically listed gold exploration company which traded on the TSX venture  exchange.  In 2003, he arranged the sale of Royal Country Minerals to Canadian Gold Hunter  Corp.  He was also the  founder,  and from December  2005 to May 2006 acted as the  president, chief executive officer and chairman of the board of Pacific Asia China Energy,  a TSX listed public company involved in the coal bed methane exploration  business in three provinces of China. In July 2008 he was  instrumental in arranging the sale of the company to a third party. In addition, Mr. Randhawa currently  provides his services to the  following TSX venture  exchange  listed companies as: (i) chief executive officer for Ballyliffin Capital Corp.; and (ii) president, chief executive officer and a director for Jalna Minerals Corp.

Mr.  Randhawa received his MBA from the University of British Columbia in 1985 subsequent to graduating with High Honors from Trinity Western University with a BA (Business Admin) in 1983.

SECTION 9.     FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01           Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANIUM INTERNATIONAL CORP.
Date: April 5, 2010.	/s/ WILLIAM THOMAS ___________________________________ Name: William Thomas Title: Chief Financial Officer